UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-03897)

Exact name of registrant as specified in charter:	Putnam U.S. Government Income Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2017

Date of reporting period :	October 1, 2016 — September 30, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam U.S. Government Income Trust

**Annual report**
**9 | 30 | 17**

**Income funds** invest in bonds and other securities with the goal of providing a steady stream of income over time.

FUND SYMBOL
CLASS A
PGSIX

Putnam
U.S. Government
Income Trust

Annual report
9 | 30 | 17

Consider these risks before investing: Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions (including perceptions about the risk of default and expectations about monetary policy or interest rates), changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to periods of increased volatility and reduced liquidity in the fund’s portfolio holdings. You can lose money by investing in the fund.

Message from the Trustees

November 10, 2017

Dear Fellow Shareholder:

A fair amount of investor optimism has helped keep financial markets on a steady course throughout 2017. Global stock markets have generally made solid advances with low volatility, while bond market performance has been a bit more uneven. As we approach the closing weeks of the year, it is important to note that a number of macroeconomic and geopolitical risks around the world could disrupt market momentum.

In all market environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

We would like to take this opportunity to recognize and thank Robert J. Darretta, John A. Hill, and W. Thomas Stephens, who recently retired from your fund’s Board of Trustees. We are grateful for their years of work on behalf of you and your fellow shareholders, and we wish them well in their future endeavors.

Thank you for investing with Putnam.

Home ownership is the most common way to invest in the real estate market, but it is not the only way. It is also possible for individuals to invest in the mortgages used to finance homes and businesses through instruments called mortgage-backed securities (MBS).

Since 1984, Putnam U.S. Government Income Trust has invested in some of the highest-quality MBS with the goal of seeking as high a level of current income as Putnam believes is consistent with preservation of capital. However, investing in MBS carries certain risks. As a result, your fund’s team of experienced analysts uses proprietary models to seek out investment opportunities, while striving to maintain an appropriate amount of risk for the fund.

MBS are essentially securities that represent a stake in the principal from, and interest paid on, a collection of mortgages. Most MBS are created when government agencies or government-sponsored

2 U.S. Government Income Trust

entities, including Fannie Mae, Ginnie Mae, and Freddie Mac, buy mortgages from financial institutions, such as banks or credit unions, and package them together by the thousands. These pools of mortgages act as collateral for the MBS that government-sponsored entities sell to different investors, including Putnam U.S. Government Income Trust.

By seeking opportunities among MBS, your fund’s manager seeks higher returns than Treasuries can typically offer, but with less volatility than stocks.

Data are historical. Past performance is not a guarantee of future results.

Indexes are unmanaged and are not available for direct investment. The Standard & Poor’s 500 Index is an unmanaged index of common stock performance. The Bloomberg Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Understanding mortgage-related securities

MBS (Mortgage-backed securities)

MBS are pools of mortgages used as collateral for issuing a security. These securities represent claims on the principal and interest payments made by the borrowers whose loans are in the pool.

Fannie Mae (Federal National Mortgage Association) and Freddie Mac (Federal Home Loan Mortgage Corporation)

Formerly public companies, Fannie Mae and Freddie Mac were placed under conservatorship by the U.S. government in September 2008 and are now controlled by the Federal Housing Finance Agency. Both companies buy mortgages from primary lenders (savings and loans, commercial banks, credit unions, and housing finance agencies) and develop MBS.

Ginnie Mae (Government National Mortgage Association)

Ginnie Mae is a government-owned corporation established in 1968 whose MBS are backed by the full faith and credit of the U.S. government.

CMOs (Collateralized mortgage obligations)

CMOs are structured mortgage-backed securities that use pools of MBS, or mortgage loans themselves, as collateral and carve the cash flows into different classes to meet the needs of various investors.

U.S. Government Income Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/17. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on page 16.

4 U.S. Government Income Trust

Mike is a Co-Head of Fixed Income at Putnam. He has a B.A. from Cornell University. Mike joined Putnam in 1997 and has been in the investment industry since 1989.

In addition to Mike, your fund is managed by Jatin Misra, Ph.D., CFA. Jatin has a Ph.D. from the Massachusetts Institute of Technology and a Bachelor of Technology from the Indian Institute of Technology. He has been in the investment industry since he joined Putnam in 2004.

Mike, what was the fund’s investment environment like during the reporting period?

Overall, it was a generally supportive environment for riskier assets. By contrast, rising interest rates and investor preference for the higher yields offered by taking more risk weighed on the performance of U.S. Treasuries and other government securities.

Looking first at the economic backdrop, the U.S. economy posted solid growth in the second half of 2016, then registered lower-than-expected results in the first quarter of 2017. Growth rebounded in 2017’s second quarter, repeating a pattern we’ve seen over the past two years: weak growth in the winter followed by stronger growth in the spring and summer.

Second-quarter 2017 U.S. gross domestic product was revised upward to an annual rate of 3.1% — the strongest reading since the first quarter of 2015. Despite economic disruption in Texas and Florida caused by Hurricanes Harvey and Irma, the unemployment rate dropped to 4.2% in September, a level not seen since early 2001.

U.S. Government Income Trust 5

Allocations are shown as a percentage of the fund’s net assets as of 9/30/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the table includes the notional value (non-cash investments) of certain derivatives (the economic value for purposes of calculating periodic payment obligations), including to-be-announced (TBA) commitments, if any, in addition to the market value of securities. Holdings and allocations may vary over time.

Credit qualities are shown as a percentage of the fund’s net assets as of 9/30/17. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. To-be-announced (TBA) mortgage commitments, if any, are included based on their issuer ratings. Ratings may vary over time.

Cash, derivative instruments, and net other assets are shown in the not-rated category. Payables and receivables for TBA mortgage commitments are included in the not-rated category and may result in negative weights. The fund itself has not been rated by an independent rating agency.

6 U.S. Government Income Trust

Turning to interest rates, the yield on the benchmark 10-year U.S. Treasury spiked in November and December 2016, as many investors viewed then-President-elect Donald Trump’s economic agenda as stimulative and potentially inflationary. Yields were also influenced by the Federal Reserve’s decision to raise policy interest rates. Longer-term yields declined slightly in the first half of 2017, even though the Fed raised rates in June for the third time in as many quarters. Investors accepted the reality that changes in tax, health care, and fiscal policies would take time to develop and implement.

At its mid-September 2017 policy meeting, the Fed left the target for short-term interest rates unchanged at a range of 1% to 1.25%. However, the 10-year Treasury yield moved higher, as the central bank indicated that it still saw the potential for raising rates once more this year and three times in 2018. The board also announced that in October 2017 it would begin to shrink its massive portfolio of Treasuries and agency mortgage-backed securities [MBS] that it accumulated after the 2008 financial crisis.

For the period as a whole, the 10-year Treasury yield rose from 1.59% to 2.33%.

The fund outpaced its benchmark and Lipper peer group average for the 12-month period. Which strategies and holdings fueled its favorable relative performance?

Our holdings of agency interest-only collateralized mortgage obligations [IO CMOs] were the biggest contributor versus the benchmark. A combination of rising mortgage rates and lending that continued to be constrained by stringent bank underwriting standards resulted in a subdued rate of mortgage refinancing. As a result, prepayment speeds on the mortgages underlying our IO CMO positions stayed below market expectations.

Our interest-rate and yield-curve positioning also aided relative performance. The fund’s duration — a key measure of interest-rate sensitivity — was shorter than that of the benchmark, which worked well during a period when bond yields rose.

Within IO CMOs, we focused on securities backed by mortgage pools that we believed would be less sensitive to refinancing risk. These included securities structured from jumbo loans and reverse mortgages.

A jumbo mortgage is a home loan for an amount that exceeds conforming loan limits established by regulation. The jumbo loan limit is $417,000 in most of the United States. The limit on jumbo loans is $625,500 in the highest-cost areas.

A reverse mortgage allows a homeowner to borrow money against the value of his or her home. Normally, the mortgage does not have to be repaid until the borrower dies or the home is sold. As a result, unlike conventional home mortgages, reverse mortgages are generally insensitive to the direction of interest rates. In an effort to find investment opportunities that are less susceptible to refinancing risk, Putnam has developed the capability to identify what we believe are attractive opportunities among IO CMOs backed by reverse mortgages.

Our holdings of reverse-mortgage interest-only securities posted strong returns late in the period after the Department of Housing and Urban Development [HUD] announced changes that we think reduce the incentives for holders of existing reverse mortgages to refinance.

What detracted versus the benchmark?

Adverse results from our “mortgage basis” positioning — which is a strategy that seeks to exploit the yield differential between current-coupon, 30-year agency pass-throughs and 30-year Treasuries — partially detracted from the overall positive performance of our prepayment strategies.

U.S. Government Income Trust 7

How did you use derivatives during the period?

We used interest-rate swaps and options to hedge the risks inherent in the fund’s duration and yield-curve positioning, to isolate the prepayment risk associated with our CMO holdings, and to help manage overall downside risk. We also employed futures to help manage the fund’s yield-curve strategies. Lastly, we used total return swaps to hedge the fund’s sector exposures and to gain access to specific areas of the market.

What is your outlook for the months ahead?

The Fed had signaled for months that it was planning to begin reducing its $4.5 trillion bond portfolio, and in September 2017, announced that it would start the process in October 2017. The Fed’s plan is to allow a specific amount of securities to mature each month (or pay down, in the case of MBS): $6 billion in Treasuries and $4 billion in MBS. It would then allow the amount of maturities to increase each quarter, ultimately reaching a maximum of $30 billion per month for Treasuries and $20 billion per month for agency MBS. We expect that the Fed will reduce its holdings in a gradual and predictable manner in an effort to avoid interest-rate spikes or other market strains.

The Fed stopped adding to its investments more than three years ago, but it has been reinvesting the proceeds of maturing bonds to keep its holdings steady. These reinvestments have helped to keep a lid on long-term interest rates, and letting securities mature without reinvesting could put upward pressure on rates. That said, we think the incremental nature of the plan suggests that rate volatility may be limited, at least initially.

Turning to bond yields, we think yields are too low given generally favorable global economic conditions. Although we don’t believe yields are likely to rise significantly this year, partly due to strong global demand for U.S. bonds, we do think they’ll be higher by the end of 2018. There are a lot of unknowns: potentially significant changes to the Fed’s Board of Governors in 2018; the timing of when the European Central Bank will begin to taper its bond-purchase program; the possibility of tax reform in the United States; potentially tighter monetary policy in other countries, such as Canada and the United Kingdom; and the ongoing potential for geopolitical flare-ups. So, while there are a variety of crosscurrents that could impact the trajectory of bond yields both in the United States and overseas, we think the overall trend will be for yields to rise next year.

This chart illustrates the fund’s composition by maturity, showing the percentage of holdings in different maturity ranges and how the composition has changed over the past six months. Holdings and maturity ranges may vary over time. A negative number represents cash to be allocated to to-be-announced (TBA) agency pass-through mortgage-backed securities, which the fund has agreed to purchase.

8 U.S. Government Income Trust

Given this outlook, how do you plan to position the fund?

As of September 30, the fund’s duration was modestly shorter than that of the benchmark. We plan to keep it that way for now, given our expectations for moderately higher interest rates in the months ahead.

We also plan to take a tactical approach toward our mortgage-basis positioning. We think the Fed’s plan for reducing its bond portfolio has been well telegraphed, and therefore we believe the market impact for MBS is likely to be minimal.

We think IO CMOs remain attractive, since relatively tight mortgage-lending standards may continue to curb refinancing activity.

Lastly, we continue to like reverse-mortgage IOs. In addition to broadening the fund’s diversification, we think they offer a combination of reduced rate sensitivity, reasonable liquidity [ease of trading at favorable bid/ask spreads], and attractive yield spreads.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

U.S. Government Income Trust 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2017, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/8/84)
Before sales charge	6.25%	52.64%	4.32%	6.06%	1.18%	2.11%	0.70%	0.67%
After sales charge	6.12	46.53	3.89	1.81	0.36	–1.97	–0.66	–3.35
Class B (4/27/92)
Before CDSC	6.01	44.17	3.73	2.29	0.45	–0.05	–0.02	–0.07
After CDSC	6.01	44.17	3.73	0.41	0.08	–2.88	–0.97	–4.95
Class C (7/26/99)
Before CDSC	5.44	40.94	3.49	2.16	0.43	–0.16	–0.05	–0.09
After CDSC	5.44	40.94	3.49	2.16	0.43	–0.16	–0.05	–1.07
Class M (2/6/95)
Before sales charge	5.94	49.46	4.10	4.72	0.93	1.37	0.46	0.41
After sales charge	5.84	44.60	3.76	1.32	0.26	–1.92	–0.64	–2.85
Class R (1/21/03)
Net asset value	5.96	47.89	3.99	4.78	0.94	1.39	0.46	0.41
Class Y (4/11/94)
Net asset value	6.43	56.09	4.55	7.40	1.44	2.90	0.96	0.89

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

10 U.S. Government Income Trust

Comparative index returns For periods ended 9/30/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Bloomberg Barclays
GNMA Index	7.25%	50.44%	4.17%	8.45%	1.64%	6.54%	2.14%	0.10%
Lipper GNMA Funds
category average*	6.52	44.67	3.75	5.28	1.03	4.26	1.40	–0.28

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/17, there were 58, 53, 51, 41, and 4 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $14,417 and $14,094, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $14,460. A $10,000 investment in the fund’s class R and Y shares would have been valued at $14,789 and $15,609, respectively.

U.S. Government Income Trust 11

Fund price and distribution information For the 12-month period ended 9/30/17

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y
Number	12		12	12	12		12	12
Income	$0.396		$0.300	$0.297	$0.362		$0.361	$0.432
Capital gains	—		—	—	—		—	—
Total	$0.396		$0.300	$0.297	$0.362		$0.361	$0.432
	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value
9/30/16	$13.20	$13.75	$13.14	$13.08	$13.26	$13.71	$13.07	$13.08
9/30/17	12.89	13.43	12.83	12.77	12.95	13.39	12.76	12.76
	Before	After	Net	Net	Before	After	Net	Net
Current rate	sales	sales	asset	asset	sales	sales	asset	asset
(end of period)	charge	charge	value	value	charge	charge	value	value
Current dividend rate[1]	3.07%	2.95%	2.34%	2.35%	2.78%	2.69%	2.82%	3.39%
Current 30-day
SEC yield[2]	N/A	2.75	2.14	2.11	N/A	2.54	2.61	3.11

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12 U.S. Government Income Trust

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y
Total annual operating expenses for the
fiscal year ended 9/30/16*	0.89%	1.62%	1.64%	1.13%	1.14%	0.64%
Annualized expense ratio for the
six-month period ended 9/30/17†	0.90%	1.63%	1.65%	1.14%	1.15%	0.65%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective 9/1/16.

† Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 4/1/17 to 9/30/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.53	$8.19	$8.29	$5.74	$5.79	$3.27
Ending value (after expenses)	$1,007.60	$1,004.60	$1,004.60	$1,006.90	$1,007.00	$1,009.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

U.S. Government Income Trust 13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 9/30/17, use the following calculation method. To find the value of your investment on 4/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y
Expenses paid per $1,000*†	$4.56	$8.24	$8.34	$5.77	$5.82	$3.29
Ending value (after expenses)	$1,020.56	$1,016.90	$1,016.80	$1,019.35	$1,019.30	$1,021.81

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14 U.S. Government Income Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit-risk transfer security (CRT) is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

U.S. Government Income Trust 15

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg Barclays GNMA Index is an unmanaged index of Government National Mortgage Association bonds.

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofAML”), used with permission. BofAML permits use of the BofAML indices and related data on an “as is” basis, makes no warranties regarding same, does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the BofAML indices or any data included in, related to, or derived therefrom, assumes no liability in connection with the use of the foregoing, and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

16 U.S. Government Income Trust

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2017, Putnam employees had approximately $509,000,000 and the Trustees had approximately $90,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

U.S. Government Income Trust 17

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

18 U.S. Government Income Trust

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2017, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2017, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2017 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2017. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous

U.S. Government Income Trust 19

years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2016. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 25 basis points (until September 1, 2016, this limitation was 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2016. Putnam Management has agreed to maintain the 25 basis points expense limitation until at least August 31, 2018 and to maintain the 20 basis points expense limitation until at least January 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the third quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2016. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2016 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and

20 U.S. Government Income Trust

distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans, charities, college endowments, foundations, sub-advised third-party mutual funds, state, local and non-U.S. government entities, and corporations. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam Funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. In addition, in response to a request from the Independent Trustees, Putnam Management provided the Trustees with in-depth presentations regarding each of the equity and fixed income investment teams, including the operation of the teams and their investment approaches. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2016 was a challenging year for the performance of the Putnam funds, with generally disappointing results for the international and global equity funds and taxable fixed income funds, mixed results for small-cap equity, Spectrum, global asset allocation, equity research and tax exempt fixed income funds, but generally strong results for U.S. equity funds. The Trustees noted, however, that they were encouraged by the positive performance trend since mid-year 2016 across most Putnam Funds. In particular, from May 1, 2016 through April 30, 2017, 51% of Putnam Fund assets were in the top quartile and 87% were above the median of the Putnam Funds’ competitive industry rankings. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 5th-best performing mutual fund complex out of 54 complexes for the five-year period ended December 31, 2016. In addition, while the survey ranked the Putnam Funds 52nd out of 61 mutual fund complexes for the one-year period ended 2016, the Putnam Funds have ranked 1st or 2nd

U.S. Government Income Trust 21

in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2016 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper GNMA Funds) for the one-year, three-year and five-year periods ended December 31, 2016 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	4th
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2016, there were 62, 58 and 54 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the one-year period ended December 31, 2016 and considered the circumstances that may have contributed to this disappointing performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over the one-year period was largely attributable to the fund’s relative emphasis on shorter duration investments (which reduced the fund’s sensitivity to interest rate changes but detracted from performance, particularly during January and February 2016). The Trustees also noted Putnam Management’s view that some of the fund’s mortgage-related investments were negatively impacted by market reactions to the unexpected outcomes of the U.K.’s vote to leave the European Union and the U.S. elections.

The Trustees considered that during the second half of 2016 and into 2017, the fund’s emphasis on shorter duration investments had been beneficial and the fund had delivered top decile returns for the period July 2016 through January 2017; and that Putnam Management remained confident in the fund’s portfolio managers. The Trustees also considered Putnam Management’s continued efforts to support fund performance through the appointment of an additional portfolio manager in February 2017 and through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance concerns that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on Putnam Management’s willingness to take appropriate measures to address fund performance issues and Putnam Management’s responsiveness to Trustee concerns about investment performance, the Trustees concluded that it continues to be advisable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not likely provide any greater assurance of improved investment performance.

22 U.S. Government Income Trust

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee, including any developments with respect to the European Union’s updated Markets in Financial Instruments Directive and its potential impact on PIL’s use of client commissions to obtain investment research. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

U.S. Government Income Trust 23

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

24 U.S. Government Income Trust

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam U.S. Government Income Trust:

We have audited the accompanying statement of assets and liabilities of Putnam U.S. Government Income Trust (the fund), including the fund’s portfolio, as of September 30, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam U.S. Government Income Trust as of September 30, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 10, 2017

U.S. Government Income Trust 25

The fund’s portfolio 9/30/17

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (164.8%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (103.7%)
Government National Mortgage Association Adjustable Rate Mortgages
1 Yr Monthly Treasury Average CMT Index + 1.50%, 2.125%, 7/20/26	$12,620	$12,866
Government National Mortgage Association Pass-Through Certificates
8.50%, 12/15/19	1,150	1,174
7.50%, 10/20/30	49,806	59,254
5.50%, 8/15/35	323	362
5.00%, TBA, 10/1/47	52,000,000	55,696,878
4.50%, with due dates from 6/20/34 to 4/20/46	31,367,812	33,956,648
4.50%, TBA, 10/1/47	38,000,000	40,511,564
4.00%, with due dates from 9/15/39 to 5/20/46	84,071,864	90,306,688
4.00%, TBA, 10/1/47	86,000,000	90,555,317
3.500%, 04/20/46 [i]	518,516	541,066
3.50%, with due dates from 7/15/42 to 7/20/47	174,251,186	182,215,774
3.50%, TBA, 10/1/47	118,000,000	122,673,909
3.00%, with due dates from 3/20/43 to 10/20/44	2,597,615	2,642,690
3.00%, TBA, 10/1/47	238,000,000	241,328,287
		860,502,477
U.S. Government Agency Mortgage Obligations (61.1%)
Federal Home Loan Mortgage Corporation Pass-Through Certificates
4.50%, with due dates from 7/1/44 to 3/1/45	806,665	875,330
4.00%, 9/1/45	1,584,336	1,680,795
3.50%, with due dates from 4/1/42 to 1/1/47	3,331,229	3,449,162
3.50%, TBA, 10/1/47	3,000,000	3,093,281
3.00%, with due dates from 3/1/43 to 6/1/46	4,032,973	4,068,660
3.00%, 10/1/46 ##	7,493,622	7,537,530
Federal National Mortgage Association Pass-Through Certificates
6.00%, with due dates from 2/1/36 to 5/1/41	3,567,397	4,049,529
6.00%, TBA, 10/1/47	5,000,000	5,628,963
5.50%, 2/1/35	769,496	858,245
5.50%, TBA, 10/1/47	44,000,000	48,688,750
5.50%, TBA, 9/1/47	5,000,000	5,538,672
4.50%, with due dates from 4/1/41 to 10/1/46	4,001,687	4,345,761
4.50%, TBA, 11/1/47	37,000,000	39,666,601
4.50%, TBA, 10/1/47	49,000,000	52,590,779
4.00%, with due dates from 5/1/43 to 7/1/56	28,100,743	29,922,462
4.00%, 8/1/47 ##	2,995,624	3,160,968
4.00%, TBA, 10/1/47	80,000,000	84,218,752
3.50%, with due dates from 6/1/42 to 6/1/56	30,458,378	31,632,349
3.50%, 5/1/56 ##	1,887,678	1,950,355
3.00%, with due dates from 9/1/42 to 3/1/47	42,232,303	42,596,445
3.00%, TBA, 11/1/47	8,000,000	8,012,500
3.00%, TBA, 10/1/47	61,000,000	61,190,625
2.50%, 3/1/43	63,829,228	62,303,314
		507,059,828
Total U.S. government and agency mortgage obligations (cost $1,367,408,252)		$1,367,562,305

26 U.S. Government Income Trust

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 1.500%, 01/31/22 [i]	$186,000	$183,703
Total U.S. treasury obligations (cost $183,703)		$183,703

	Principal
MORTGAGE-BACKED SECURITIES (29.9%)*	amount	Value
Agency collateralized mortgage obligations (29.9%)
Federal Home Loan Mortgage Corporation
IFB Ser. 3408, Class EK (-4.024 x 1 Month US LIBOR) + 25.793%,
20.826%, 4/15/37	$207,017	$317,252
IFB Ser. 2976, Class LC (-3.667 x 1 Month US LIBOR) + 24.42%,
19.894%, 5/15/35	1,423,190	2,074,510
IFB Ser. 3072, Class SM (-3.667 x 1 Month US LIBOR) + 23.796%,
19.27%, 11/15/35	624,422	904,391
IFB Ser. 3249, Class PS (-3.3 x 1 Month US LIBOR) + 22.275%,
18.201%, 12/15/36	205,887	286,924
IFB Ser. 3065, Class DC (-3 x 1 Month US LIBOR) + 19.86%,
16.157%, 3/15/35	2,518,260	3,632,965
IFB Ser. 2990, Class LB (-2.556 x 1 Month US LIBOR) + 16.945%,
13.791%, 6/15/34	1,396,396	1,666,978
IFB Ser. 4136, Class ES, IO (-1 x 1 Month US LIBOR) + 6.25%,
5.016%, 11/15/42	5,096,673	690,462
IFB Ser. 4436, Class SC, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.916%, 2/15/45	11,187,023	1,972,295
Ser. 4122, Class TI, IO, 4.50%, 10/15/42	4,437,932	840,109
Ser. 4024, Class PI, IO, 4.50%, 12/15/41	3,660,685	645,459
Ser. 4018, Class DI, IO, 4.50%, 7/15/41	2,393,456	334,475
Ser. 4546, Class PI, IO, 4.00%, 12/15/45	12,564,526	1,857,502
Ser. 4601, Class IC, IO, 4.00%, 12/15/45	9,169,972	1,364,804
Ser. 4530, Class HI, IO, 4.00%, 11/15/45	7,127,582	1,062,901
Ser. 4500, Class GI, IO, 4.00%, 8/15/45	5,529,940	1,005,122
Ser. 4425, IO, 4.00%, 1/15/45	7,454,821	1,220,727
Ser. 4452, Class QI, IO, 4.00%, 11/15/44	6,172,828	1,234,380
Ser. 4116, Class MI, IO, 4.00%, 10/1/42	10,860,691	2,049,630
Ser. 4019, Class JI, IO, 4.00%, 5/15/41	5,655,031	782,176
Ser. 3996, Class IK, IO, 4.00%, 3/15/39	6,680,314	458,607
Ser. 4015, Class GI, IO, 4.00%, 3/15/27	4,855,431	541,069
FRB Ser. 57, Class 2A1, 3.576%, 7/25/43 W	19,185	20,663
Ser. 4621, Class QI, IO, 3.50%, 10/15/46	21,862,380	3,495,357
Ser. 4165, Class AI, IO, 3.50%, 2/15/43	3,907,684	640,509
Ser. 4136, Class IQ, IO, 3.50%, 11/15/42	6,820,256	894,408
Ser. 4199, Class CI, IO, 3.50%, 12/15/37	5,752,932	458,152
FRB Ser. 59, Class 2A1, 3.332%, 10/25/43	12,129	11,977
Ser. 4150, Class DI, IO, 3.00%, 1/15/43	7,614,596	956,584
Ser. 4141, Class PI, IO, 3.00%, 12/15/42	7,266,531	831,727
Ser. 4158, Class TI, IO, 3.00%, 12/15/42	11,164,226	1,141,319
Ser. 4165, Class TI, IO, 3.00%, 12/15/42	13,462,798	1,335,186
Ser. 4171, Class NI, IO, 3.00%, 6/15/42	8,003,213	815,047
Ser. 4183, Class MI, IO, 3.00%, 2/15/42	5,767,152	533,462
Ser. 4201, Class JI, IO, 3.00%, 12/15/41	7,284,033	615,939
FRB Ser. 8, Class A9, IO, 0.456%, 11/15/28 W	1,444,234	19,858

U.S. Government Income Trust 27

	Principal
MORTGAGE-BACKED SECURITIES (29.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
FRB Ser. 59, Class 1AX, IO, 0.274%, 10/25/43 W	$3,909,622	$38,639
Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	5,927,153	43,529
Ser. 315, PO, zero %, 9/15/43	8,677,640	7,155,367
Ser. 3369, Class BO, PO, zero %, 9/15/37	6,276	5,255
Ser. 3391, PO, zero %, 4/15/37	22,087	18,875
Ser. 3300, PO, zero %, 2/15/37	60,713	52,688
Ser. 3314, PO, zero %, 11/15/36	13,987	13,722
Ser. 3206, Class EO, PO, zero %, 8/15/36	4,916	4,334
Ser. 3175, Class MO, PO, zero %, 6/15/36	57,269	48,200
Ser. 3210, PO, zero %, 5/15/36	4,174	3,805
Ser. 3326, Class WF, zero %, 10/15/35 W	24,613	18,490
FRB Ser. 3117, Class AF, zero %, 2/15/36	13,250	10,094
Federal National Mortgage Association
IFB Ser. 06-62, Class PS (-6 x 1 Month US LIBOR) + 39.90%,
32.477%, 7/25/36	346,917	629,958
IFB Ser. 05-74, Class NK (-5 x 1 Month US LIBOR) + 27.50%,
21.314%, 5/25/35	1,240,215	1,722,515
IFB Ser. 06-8, Class HP (-3.667 x 1 Month US LIBOR) + 24.566%,
20.03%, 3/25/36	452,001	694,933
IFB Ser. 07-53, Class SP (-3.667 x 1 Month US LIBOR) + 24.20%,
19.664%, 6/25/37	542,991	797,477
IFB Ser. 05-122, Class SE (-3.5 x 1 Month US LIBOR) + 23.10%,
18.77%, 11/25/35	358,416	482,413
IFB Ser. 08-24, Class SP (-3.667 x 1 Month US LIBOR) + 23.283%,
18.747%, 2/25/38	2,032,484	2,744,815
IFB Ser. 05-75, Class GS (-3 x 1 Month US LIBOR) + 20.25%,
16.538%, 8/25/35	209,520	272,055
IFB Ser. 05-106, Class JC (-3.101 x 1 Month US LIBOR) + 20.124%,
16.288%, 12/25/35	764,641	1,117,492
IFB Ser. 05-83, Class QP (-2.6 x 1 Month US LIBOR) + 17.394%,
14.177%, 11/25/34	193,911	235,565
IFB Ser. 11-4, Class CS (-2 x 1 Month US LIBOR) + 12.90%,
10.426%, 5/25/40	1,151,007	1,324,777
IFB Ser. 11-123, Class KS, IO (-1 x 1 Month US LIBOR) + 6.60%,
5.363%, 10/25/41	1,293,214	205,699
FRB Ser. 03-W11, Class A1, 4.426%, 6/25/33 W	800	837
FRB Ser. 04-W7, Class A2, 4.176%, 3/25/34 W	6,815	7,592
Ser. 12-118, Class PI, IO, 4.00%, 6/25/42	5,891,365	997,011
Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	4,195,912	508,691
Ser. 12-104, Class HI, IO, 4.00%, 9/25/27	7,807,953	911,221
FRB Ser. 03-W14, Class 2A, 3.911%, 1/25/43 W	20,378	21,517
FRB Ser. 03-W3, Class 1A4, 3.515%, 8/25/42 W	35,285	37,706
Ser. 16-70, Class QI, IO, 3.50%, 10/25/46	24,317,637	3,774,827
Ser. 15-10, Class AI, IO, 3.50%, 8/25/43	8,770,627	1,219,776
Ser. 12-124, Class JI, IO, 3.50%, 11/25/42	2,516,672	312,118
Ser. 13-22, Class PI, IO, 3.50%, 10/25/42	6,399,423	1,179,292
Ser. 12-114, Class NI, IO, 3.50%, 10/25/41	11,157,862	1,657,622
FRB Ser. 04-W2, Class 4A, 3.174%, 2/25/44 W	12,747	13,243

28 U.S. Government Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (29.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
Ser. 13-55, Class IK, IO, 3.00%, 4/25/43	$5,827,030	$616,943
Ser. 13-6, Class JI, IO, 3.00%, 2/25/43	8,988,623	994,366
Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	5,784,819	613,723
Ser. 12-145, Class TI, IO, 3.00%, 11/25/42	5,435,236	368,514
Ser. 13-35, Class IP, IO, 3.00%, 6/25/42	4,014,363	310,623
Ser. 13-55, Class PI, IO, 3.00%, 5/25/42	8,763,841	721,615
Ser. 13-53, Class JI, IO, 3.00%, 12/25/41	7,074,257	682,906
Ser. 13-23, Class PI, IO, 3.00%, 10/25/41	6,584,757	417,276
Ser. 13-30, Class IP, IO, 3.00%, 10/25/41	8,197,942	532,046
Ser. 13-23, Class LI, IO, 3.00%, 6/25/41	6,407,143	404,393
Ser. 14-28, Class AI, IO, 3.00%, 3/25/40	7,156,243	755,628
FRB Ser. 07-95, Class A3, 1 month US LIBOR + 0.25%,
1.487%, 8/27/36	13,676,000	13,206,486
Ser. 98-W5, Class X, IO, 0.562%, 7/25/28 W	2,866,626	139,748
FRB Ser. 01-50, Class B1, IO, 0.403%, 10/25/41 W	540,342	6,417
Ser. 98-W2, Class X, IO, 0.353%, 6/25/28 W	9,361,333	456,365
Ser. 01-79, Class BI, IO, 0.293%, 3/25/45 W	1,569,230	14,159
Ser. 03-34, Class P1, PO, zero %, 4/25/43	84,416	70,246
Ser. 08-53, Class DO, PO, zero %, 7/25/38	153,296	139,891
Ser. 07-64, Class LO, PO, zero %, 7/25/37	27,768	25,660
Ser. 07-44, Class CO, PO, zero %, 5/25/37	90,162	74,928
Ser. 07-14, Class KO, PO, zero %, 3/25/37	10,751	8,992
Ser. 06-125, Class OX, PO, zero %, 1/25/37	2,124	1,788
Ser. 06-84, Class OT, PO, zero %, 9/25/36	2,962	2,500
Ser. 06-46, Class OC, PO, zero %, 6/25/36	4,399	3,669
Ser. 08-36, Class OV, PO, zero %, 1/25/36	33,660	29,145
Ser. 88-12, Class B, zero %, 2/25/18	12	12
Government National Mortgage Association
Ser. 16-75, Class LI, IO, 6.00%, 1/20/40	6,740,143	1,609,209
IFB Ser. 11-81, Class SB, IO (-1 x 1 Month US LIBOR) + 6.705%,
5.471%, 11/16/36	3,535,950	272,940
IFB Ser. 13-182, Class SP, IO (-1 x 1 Month US LIBOR) + 6.70%,
5.464%, 12/20/43	7,588,465	1,413,959
IFB Ser. 11-156, Class SK, IO (-1 x 1 Month US LIBOR) + 6.60%,
5.364%, 4/20/38	8,906,973	1,892,732
Ser. 15-89, Class LI, IO, 5.00%, 12/20/44	9,712,316	2,041,529
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	6,487,938	1,360,975
Ser. 14-76, IO, 5.00%, 5/20/44	5,015,120	971,884
Ser. 13-51, Class QI, IO, 5.00%, 2/20/43	7,052,722	1,306,319
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	2,904,920	611,448
Ser. 13-6, Class OI, IO, 5.00%, 1/20/43	22,524,548	4,705,603
Ser. 13-16, Class IB, IO, 5.00%, 10/20/40	391,636	29,232
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	2,161,774	451,651
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	13,465,978	2,966,851
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	7,265,433	1,527,703
IFB Ser. 10-20, Class SC, IO (-1 x 1 Month US LIBOR) + 6.15%,
4.914%, 2/20/40	1,831,592	307,506
Ser. 13-34, Class HI, IO, 4.50%, 3/20/43	8,797,312	1,681,004

U.S. Government Income Trust 29

	Principal
MORTGAGE-BACKED SECURITIES (29.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 12-129, IO, 4.50%, 11/16/42	$3,950,999	$900,867
Ser. 11-18, Class PI, IO, 4.50%, 8/20/40	3,040,259	386,690
Ser. 10-35, Class AI, IO, 4.50%, 3/20/40	8,428,147	1,647,956
Ser. 10-35, Class DI, IO, 4.50%, 3/20/40	13,452,776	2,653,291
Ser. 10-35, Class QI, IO, 4.50%, 3/20/40	3,774,668	712,242
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	2,024,426	385,196
Ser. 09-121, Class CI, IO, 4.50%, 12/16/39	9,075,476	1,886,691
IFB Ser. 14-119, Class SA, IO (-1 x 1 Month US LIBOR) + 5.60%,
4.364%, 8/20/44	10,365,820	1,606,702
Ser. 16-27, Class IB, IO, 4.00%, 11/20/45	8,863,764	1,470,046
Ser. 15-94, IO, 4.00%, 7/20/45	23,165,779	5,199,212
Ser. 15-64, Class IG, IO, 4.00%, 5/20/45	9,614,541	1,839,935
Ser. 15-53, Class MI, IO, 4.00%, 4/16/45	6,249,236	1,329,850
Ser. 15-40, IO, 4.00%, 3/20/45	5,772,811	1,202,892
Ser. 14-2, Class IL, IO, 4.00%, 1/16/44	2,169,945	387,118
Ser. 14-100, Class NI, IO, 4.00%, 6/20/43	13,270,649	1,724,654
Ser. 13-165, Class IL, IO, 4.00%, 3/20/43	3,233,043	555,598
Ser. 12-56, Class IB, IO, 4.00%, 4/20/42	7,814,392	1,386,093
Ser. 12-47, Class CI, IO, 4.00%, 3/20/42	3,680,303	630,854
Ser. 14-104, IO, 4.00%, 3/20/42	8,610,592	1,457,773
Ser. 14-4, Class IK, IO, 4.00%, 7/20/39	4,155,588	389,157
Ser. 10-114, Class MI, IO, 4.00%, 3/20/39	4,092,108	300,326
Ser. 14-182, Class BI, IO, 4.00%, 1/20/39	11,532,739	1,823,753
Ser. 16-156, Class PI, IO, 3.50%, 11/20/46	13,534,088	1,723,850
Ser. 16-111, Class IP, IO, 3.50%, 8/20/46	18,161,224	2,055,360
Ser. 16-4, Class JI, IO, 3.50%, 1/20/46	8,224,981	1,239,176
Ser. 15-24, Class CI, IO, 3.50%, 2/20/45	3,963,216	794,609
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	10,568,914	1,413,169
Ser. 15-168, Class IG, IO, 3.50%, 3/20/43	9,000,144	1,283,979
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	4,144,489	637,049
Ser. 13-27, Class PI, IO, 3.50%, 12/20/42	3,790,210	578,613
Ser. 12-136, IO, 3.50%, 11/20/42	8,402,456	1,704,001
Ser. 14-46, Class JI, IO, 3.50%, 10/20/41	4,371,465	583,083
Ser. 13-18, Class GI, IO, 3.50%, 5/20/41	7,564,474	833,000
Ser. 12-71, Class JI, IO, 3.50%, 4/16/41	2,579,176	175,985
Ser. 14-102, Class IG, IO, 3.50%, 3/16/41	3,799,885	485,359
Ser. 15-52, Class KI, IO, 3.50%, 11/20/40	5,794,011	766,837
Ser. 12-48, Class KI, IO, 3.50%, 12/16/39	3,399,617	305,714
Ser. 14-147, Class MI, IO, 3.50%, 7/20/39	7,252,068	416,994
Ser. 15-99, Class TI, IO, 3.50%, 4/20/39	8,563,434	778,587
Ser. 15-24, Class AI, IO, 3.50%, 12/20/37	10,631,056	1,295,810
Ser. 15-24, Class IC, IO, 3.50%, 11/20/37	5,061,238	585,413
Ser. 12-48, Class AI, IO, 3.50%, 2/20/36	10,139,886	1,019,217
Ser. 14-160, Class IB, IO, 3.00%, 11/20/40	13,184,722	1,033,761
Ser. 14-141, Class CI, IO, 3.00%, 3/20/40	4,299,965	352,653
Ser. 14-174, Class AI, IO, 3.00%, 11/16/29	6,973,609	676,342
Ser. 16-H13, Class IK, IO, 2.592%, 6/20/66 W	17,762,497	2,309,125

30 U.S. Government Income Trust

	Principal
MORTGAGE-BACKED SECURITIES (29.9%)* cont.	amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 15-H22, Class GI, IO, 2.576%, 9/20/65 W	$14,788,757	$2,005,355
Ser. 17-H04, Class BI, IO, 2.417%, 2/20/67 W	12,671,987	1,823,626
Ser. 16-H18, Class QI, IO, 2.376%, 6/20/66 W	17,856,289	2,335,603
Ser. 16-H04, Class HI, IO, 2.365%, 7/20/65 W	13,633,119	1,488,737
Ser. 17-H03, Class KI, IO, 2.341%, 1/20/67 W	18,721,260	2,525,535
Ser. 16-H23, Class NI, IO, 2.337%, 10/20/66 W	33,195,141	4,288,812
Ser. 17-H08, Class GI, IO, 2.316%, 2/20/67 W	12,577,545	1,705,830
Ser. 16-H27, Class GI, IO, 2.28%, 12/20/66 W	19,853,249	2,888,648
Ser. 16-H07, Class PI, IO, 2.254%, 3/20/66 W	27,217,412	3,521,253
Ser. 17-H08, Class EI, IO, 2.247%, 2/20/67 W	15,077,647	1,960,094
FRB Ser. 15-H16, Class XI, IO, 2.233%, 7/20/65 W	11,501,612	1,297,382
Ser. 17-H08, Class NI, IO, 2.218%, 3/20/67 W	12,000,271	1,510,834
Ser. 15-H20, Class CI, IO, 2.21%, 8/20/65 W	20,337,045	2,405,425
Ser. 16-H24, Class JI, IO, 2.203%, 11/20/66 W	6,646,675	834,989
Ser. 17-H06, Class MI, IO, 2.174%, 2/20/67 W	21,650,979	2,840,608
Ser. 15-H13, Class AI, IO, 2.155%, 6/20/65 W	17,814,568	1,825,993
Ser. 17-H14, Class JI, IO, 2.144%, 6/20/67 W	5,657,463	753,150
Ser. 16-H17, Class DI, IO, 2.099%, 7/20/66 W	19,435,815	2,312,862
Ser. 16-H24, IO, 2.097%, 9/20/66 W	14,346,238	1,685,683
Ser. 16-H11, Class HI, IO, 2.083%, 1/20/66 W	43,548,308	4,545,355
Ser. 16-H06, Class HI, IO, 2.061%, 2/20/66	12,948,731	1,236,604
Ser. 16-H01, Class HI, IO, 2.048%, 10/20/65 W	14,262,852	1,236,589
Ser. 15-H24, Class HI, IO, 2.029%, 9/20/65 W	19,228,817	1,503,694
Ser. 15-H10, Class HI, IO, 2.027%, 4/20/65 W	20,675,612	2,057,223
Ser. 16-H06, Class DI, IO, 1.929%, 7/20/65	16,687,631	1,551,950
Ser. 16-H03, Class AI, IO, 1.928%, 1/20/66 W	14,792,796	1,507,016
Ser. 15-H25, Class BI, IO, 1.911%, 10/20/65 W	12,694,927	1,339,315
Ser. 15-H22, Class AI, IO, 1.90%, 9/20/65 W	20,762,148	2,169,644
Ser. 15-H23, Class TI, IO, 1.891%, 9/20/65 W	15,782,505	1,614,550
Ser. 16-H06, Class AI, IO, 1.845%, 2/20/66	11,979,906	1,190,803
Ser. 15-H23, Class DI, IO, 1.835%, 9/20/65 W	7,813,854	796,810
Ser. 17-H09, IO, 1.778%, 4/20/67 W	10,792,053	1,230,294
Ser. 17-H10, Class MI, IO, 1.749%, 4/20/67 W	13,092,371	1,370,771
Ser. 16-H10, Class AI, IO, 1.718%, 4/20/66 W	22,379,837	1,841,861
Ser. 16-H04, Class KI, IO, 1.709%, 2/20/66 W	15,716,643	1,296,623
Ser. 15-H04, Class AI, IO, 1.691%, 12/20/64 W	19,523,613	1,830,339
Ser. 14-H25, Class BI, IO, 1.679%, 12/20/64 W	15,159,932	1,317,398
Ser. 14-H21, Class AI, IO, 1.628%, 10/20/64 W	18,089,863	1,664,267
Ser. 17-H16, Class HI, IO, 1.626%, 8/20/67 W	9,255,536	850,352
Ser. 17-H06, Class EI, 1.574%, 2/20/67 W	12,688,702	995,327
Ser. 16-H08, Class GI, IO, 1.431%, 4/20/66 W	12,592,239	813,459
FRB Ser. 11-H07, Class FI, IO, 1.233%, 2/20/61 W	52,210,593	2,114,529
Ser. 12-H11, Class FI, IO, 1.222%, 2/20/62 W	45,928,464	1,970,331
Ser. 11-H16, Class FI, IO, 1.038%, 7/20/61 W	35,692,405	1,531,204
Ser. 10-158, Class OP, PO, zero %, 12/20/40	7,041,055	6,057,798
Ser. 10-151, Class KO, PO, zero %, 6/16/37	754,204	642,635
Ser. 06-36, Class OD, PO, zero %, 7/16/36	9,181	7,746
Ser. 06-64, PO, zero %, 4/16/34	3,611	3,586

U.S. Government Income Trust 31

		Principal
MORTGAGE-BACKED SECURITIES (29.9%)* cont.		amount	Value
Agency collateralized mortgage obligations cont.
GSMPS Mortgage Loan Trust 144A
FRB Ser. 98-2, IO, 1.004%, 5/19/27 W		$260,396	$—
FRB Ser. 99-2, IO, 0.84%, 9/19/27 W		751,514	6,576
FRB Ser. 98-3, IO, zero %, 9/19/27 W		341,600	—
FRB Ser. 98-4, IO, zero %, 12/19/26 W		520,480	—
			247,973,310
Total mortgage-backed securities (cost $247,042,189)			$247,973,310

PURCHASED SWAP OPTIONS OUTSTANDING (1.9%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(1.9325)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325	$261,778,500	$725,126
(2.2625)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625	117,800,300	658,504
2.2625/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.2625	117,800,300	612,562
1.9325/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.9325	261,778,500	416,228
Citibank, N.A.
(2.518)/3 month USD-LIBOR-BBA/May-49	May-19/2.518	11,518,300	917,548
(1.896)/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896	33,612,000	303,180
(1.975)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975	52,355,800	301,569
(2.57)/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57	52,355,800	279,056
2.1565/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.1565	130,616,000	240,333
2.57/3 month USD-LIBOR-BBA/Nov-22	Nov-17/2.57	52,355,800	211,517
1.9175/3 month USD-LIBOR-BBA/Mar-19	Mar-18/1.9175	157,067,000	175,915
1.975/3 month USD-LIBOR-BBA/Nov-22	Nov-17/1.975	52,355,800	149,214
2.135/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.135	130,616,000	142,371
1.6525/3 month USD-LIBOR-BBA/Dec-18	Dec-17/1.6525	157,067,100	81,675
1.896/3 month USD-LIBOR-BBA/Dec-22	Dec-17/1.896	33,612,000	65,880
1.541/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.541	209,422,800	27,225
1.905/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.905	87,078,000	8,708
2.023/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.023	78,533,600	6,283
Credit Suisse International
(2.09)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.09	79,379,000	1,516,933
(2.18)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.18	104,711,400	1,292,139
(2.34875)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.34875	158,758,000	587,405
(2.187)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.187	52,355,700	482,720
(2.41625)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.41625	209,422,800	408,374
Goldman Sachs International
(2.25)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.25	78,533,600	629,054
(1.6775)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775	125,653,680	329,213
2.27/3 month USD-LIBOR-BBA/Mar-28	Mar-18/2.27	25,130,700	315,390
2.485/3 month USD-LIBOR-BBA/Mar-48	Mar-18/2.485	10,471,100	306,280
(2.55)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.55	157,067,100	67,539
2.09275/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.09275	134,839,500	29,665
2.015/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.015	67,420,000	25,620
1.995/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.995	67,420,000	24,945
1.95/3 month USD-LIBOR-BBA/Nov-27	Nov-17/1.95	67,420,000	20,900
1.796/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.796	157,067,100	17,277

32 U.S. Government Income Trust

PURCHASED SWAP OPTIONS OUTSTANDING (1.9%)*
Counterparty		Notional/
Fixed right % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date cont.	date/strike	amount	Value
Bank of America N.A.
1.6775/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.6775	$125,653,680	$13,822
1.296/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.296	314,134,200	314
1.925/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.925	87,078,000	87
JPMorgan Chase Bank N.A.
(2.176)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.176	78,533,600	881,147
(1.919)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	261,778,500	743,451
(2.23)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.23	78,533,600	673,033
(2.25)/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	117,800,300	665,572
2.25/3 month USD-LIBOR-BBA/Aug-22	Aug-21/2.25	117,800,300	605,494
1.919/3 month USD-LIBOR-BBA/Aug-19	Aug-18/1.919	261,778,500	403,139
(2.456)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.456	157,067,200	67,539
(2.53)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.53	157,067,100	53,403
1.585/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.585	157,067,000	39,267
(1.585)/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.585	157,067,000	14,136
(2.81025)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.81025	104,711,400	105
Total purchased swap options outstanding (cost $17,155,586)			$15,536,857

PURCHASED OPTIONS	Expiration
OUTSTANDING (0.2%)*	date/strike	Notional	Contract
Counterparty	price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/$100.91	$56,000,000	$56,000,000	$114,072
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Nov-17/100.26	92,000,000	92,000,000	489,256
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.52	28,000,000	28,000,000	263,816
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.42	28,000,000	28,000,000	247,996
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/100.33	28,000,000	28,000,000	232,792
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Call)	Nov-17/103.07	155,000,000	155,000,000	451,515
Total purchased options outstanding (cost $1,984,688)				$1,799,447

			Principal
ASSET-BACKED SECURITIES (0.3%)*			amount	Value
Station Place Securitization Trust 144A FRB Ser. 17-1, Class A,
1 Month US LIBOR + 0.90%, 2.137%, 2/25/49			$2,723,333	$2,723,333
Total asset-backed securities (cost $2,723,333)				$2,723,333

U.S. Government Income Trust 33

	Principal amount/
SHORT-TERM INVESTMENTS (9.5%)*		shares	Value
Interest in $275,000,000 joint tri-party repurchase agreement dated 9/29/17 with HSBC Bank USA, National Association due
10/2/17 — maturity value of $60,617,304 for an effective yield of 1.050% (collateralized by various U.S. Treasury bills and a U.S. Treasury note with coupon rates ranging from 0.000%
to 2.000% and due dates ranging from 10/5/17 to 5/31/24, valued
at $280,501,662)		$60,612,000	$60,612,000
Putnam Government Money Market Fund 0.63% L	Shares	768,050	768,050
State Street Institutional U.S. Government Money Market Fund,
Premier Class 0.92% P	Shares	731,000	731,000
U.S. Treasury Bills 1.038%, 12/7/17 §		$12,209,000	12,186,953
U.S. Treasury Bills 1.033%, 12/14/17 ∆§		3,340,000	3,333,515
U.S. Treasury Bills 1.067%, 2/8/18 §		1,507,000	1,501,168
Total short-term investments (cost $79,131,206)			$79,132,686

TOTAL INVESTMENTS
Total investments (cost $1,715,628,957)			$1,714,911,641

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2016 through September 30, 2017 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $829,896,392.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $855,115 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $11,601,339 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

## Forward commitment, in part or in entirety (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

34 U.S. Government Income Trust

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $722,927,450 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/17 (premiums $18,645,905)
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
Bank of America N.A.
(2.2625)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	$117,800,300	$282,721
2.2625/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.2625	117,800,300	328,663
(1.9325)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	261,778,500	633,504
1.9325/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.9325	261,778,500	942,403
Citibank, N.A.
(1.755)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.755	209,422,800	12,565
(2.033)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.033	43,539,000	20,899
(1.642)/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	104,711,400	35,602
(2.00)/3 month USD-LIBOR-BBA/Dec-18	Dec-17/2.00	157,067,100	75,392
(2.05)/3 month USD-LIBOR-BBA/Mar-19	Mar-18/2.05	157,067,000	169,632
(2.227)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.227	65,308,000	196,577
2.313/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.313	78,533,600	260,732
(2.253)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.253	65,308,000	290,621
(2.257)/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	52,355,800	345,548
1.642/3 month USD-LIBOR-BBA/Dec-19	Dec-17/1.642	104,711,400	347,642
2.257/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.257	52,355,800	567,537
2.208/3 month USD-LIBOR-BBA/May-24	May-19/2.208	52,355,700	906,277
Credit Suisse International
(1.892)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/1.892	52,355,700	52
2.295/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.295	314,134,200	1,812,554
2.21/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.21	238,137,000	2,467,099
Goldman Sachs International
(2.03)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.03	43,539,000	435
(1.619)/3 month USD-LIBOR-BBA/Oct-18	Oct-17/1.619	471,201,300	471
2.62/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.62	67,420,000	12,136
(1.495)/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	209,422,800	14,660
2.60/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.60	67,420,000	20,900
2.5525/3 month USD-LIBOR-BBA/Nov-27	Nov-17/2.5525	67,420,000	48,542
(2.18375)/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.18375	67,419,800	72,139
1.495/3 month USD-LIBOR-BBA/Nov-18	Nov-17/1.495	209,422,800	318,323
(2.46)/3 month USD-LIBOR-BBA/Mar-38	Mar-18/2.46	28,272,100	623,965
2.365/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.365	235,600,700	751,566

U.S. Government Income Trust 35

WRITTEN SWAP OPTIONS OUTSTANDING at 9/30/17 (premiums $18,645,905) cont.
Counterparty		Notional/
Fixed Obligation % to receive or (pay)/	Expiration	contract
Floating rate index/Maturity date	date/strike	amount	Value
JPMorgan Chase Bank N.A.
1.993/3 month USD-LIBOR-BBA/Oct-20	Oct-17/1.993	$52,356,000	$524
(1.783)/3 month USD-LIBOR-BBA/Oct-20	Oct-17/1.783	52,356,000	8,377
2.534/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.534	52,355,700	9,424
(6.00 Floor)/3 month USD-LIBOR-BBA/Mar-18	Mar-18/6.00	11,494,000	265,856
(2.25)/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	117,800,300	275,653
2.25/3 month USD-LIBOR-BBA/Aug-19	Aug-18/2.25	117,800,300	335,731
(1.919)/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	261,778,500	617,797
2.33925/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.33925	235,600,700	808,110
1.919/3 month USD-LIBOR-BBA/Aug-20	Aug-19/1.919	261,778,500	960,727
2.284/3 month USD-LIBOR-BBA/Oct-27	Oct-17/2.284	235,600,800	1,069,628
Total			$15,910,984

WRITTEN OPTIONS OUTSTANDING at 9/30/17 (premiums $1,984,688)
	Expiration	Notional	Contract
Counterparty	date/strike price	amount	amount	Value
JPMorgan Chase Bank N.A.
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/$100.26	$92,000,000	$92,000,000	$406,732
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/101.34	56,000,000	56,000,000	61,488
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Call)	Nov-17/101.78	56,000,000	56,000,000	30,912
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.96	28,000,000	28,000,000	178,696
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.86	28,000,000	28,000,000	166,544
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.77	28,000,000	28,000,000	155,036
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.40	28,000,000	28,000,000	115,276
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.30	28,000,000	28,000,000	106,624
Federal National Mortgage
Association 30 yr 3.00% TBA
commitments (Put)	Dec-17/99.21	28,000,000	28,000,000	98,532
Federal National Mortgage
Association 30 yr 3.50% TBA
commitments (Put)	Nov-17/103.07	155,000,000	155,000,000	693,470
Total				$2,013,310

36 U.S. Government Income Trust

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/17
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Bank of America N.A.
2.785/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	$15,706,700	$(1,685,329)	$19,162
2.214/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.214	130,616,000	(404,910)	16,980
(2.647)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	26,177,900	(1,023,556)	(20,157)
(2.203)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	26,177,900	(523,558)	(45,026)
2.5925/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	15,706,700	(553,661)	(45,235)
2.647/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.647	26,177,900	(1,023,556)	(70,419)
(2.398)/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.398	130,616,000	(404,910)	(77,063)
2.203/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.203	26,177,900	(523,558)	(120,942)
(2.785)/3 month USD-LIBOR-BBA/
Jan-47 (Purchased)	Jan-27/2.785	15,706,700	(1,685,329)	(134,135)
(2.5925)/3 month USD-LIBOR-BBA/
Jan-27 (Purchased)	Jan-19/2.5925	15,706,700	(553,661)	(303,139)
2.7175/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	15,706,700	1,419,100	636,750
(2.7175)/3 month USD-LIBOR-BBA/
Jan-47 (Written)	Jan-19/2.7175	15,706,700	1,419,100	223,506
(2.413)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	26,177,900	1,006,540	212,826
2.413/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.413	26,177,900	1,006,540	86,911
2.306/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.306	65,308,000	404,910	42,450
(2.306)/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.306	65,308,000	404,910	(34,613)
Barclays Bank PLC
2.43/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	15,706,700	(219,108)	942
(2.205)/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	26,177,900	(523,558)	(46,335)
2.205/3 month USD-LIBOR-BBA/
Jun-24 (Purchased)	Jun-19/2.205	26,177,900	(523,558)	(119,895)
(2.43)/3 month USD-LIBOR-BBA/
Feb-22 (Purchased)	Feb-19/2.43	15,706,700	(219,108)	(142,146)
Citibank, N.A.
(2.654)/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	26,177,900	(1,023,556)	(23,822)
2.654/3 month USD-LIBOR-BBA/
Jun-29 (Purchased)	Jun-24/2.654	26,177,900	(1,023,556)	(66,492)

U.S. Government Income Trust 37

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 9/30/17 cont.
Counterparty
Fixed right or obligation % to receive		Notional/	Premium	Unrealized
or (pay)/Floating rate index/	Expiration	contract	receivable/	appreciation/
Maturity date	date/strike	amount	(payable)	(depreciation)
Citibank, N.A. cont.
(2.42)/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	$26,177,900	$1,007,849	$206,282
2.42/3 month USD-LIBOR-BBA/
Jun-29 (Written)	Jun-19/2.42	26,177,900	1,002,614	91,361
Goldman Sachs International
2.22/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.22	157,067,100	(486,908)	48,691
2.21/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.21	130,616,000	(187,216)	19,592
2.8175/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	3,141,300	(396,589)	13,162
(2.8175)/3 month USD-LIBOR-BBA/
Mar-47 (Purchased)	Mar-27/2.8175	3,141,300	(396,589)	(31,067)
(2.39)/3 month USD-LIBOR-BBA/
Oct-27 (Purchased)	Oct-17/2.39	130,616,000	(187,216)	(49,634)
2.30/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.30	65,308,000	261,232	26,776
2.554/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.554	78,533,600	15,707	(21,204)
(2.304)/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.304	78,533,600	471,202	(49,476)
(2.30)/3 month USD-LIBOR-BBA/
Oct-27 (Written)	Oct-17/2.30	65,308,000	261,232	(49,634)
JPMorgan Chase Bank N.A.
2.8325/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	15,706,700	(2,193,048)	41,780
(2.8325)/3 month USD-LIBOR-BBA/
Feb-52 (Purchased)	Feb-22/2.8325	15,706,700	(2,193,048)	(536,855)
2.79/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	15,706,700	1,491,351	748,267
(2.79)/3 month USD-LIBOR-BBA/
Feb-49 (Written)	Feb-19/2.79	15,706,700	1,491,351	68,638
Unrealized appreciation				2,504,076
Unrealized depreciation				(1,987,289)
Total				$516,787

TBA SALE COMMITMENTS OUTSTANDING at 9/30/17 (proceeds receivable $297,391,172)
	Principal	Settlement
Agency	amount	date	Value
Federal Home Loan Mortgage Corporation, 3.00%, 10/1/47	$1,000,000	10/12/17	$1,003,203
Federal National Mortgage Association, 5.50%, 9/1/47	5,000,000	9/13/17	5,538,672
Federal National Mortgage Association, 4.50%, 10/1/47	49,000,000	10/12/17	52,590,779
Federal National Mortgage Association, 4.00%, 11/1/47	65,000,000	11/13/17	68,326,174
Federal National Mortgage Association, 4.00%, 10/1/47	80,000,000	10/12/17	84,218,751
Federal National Mortgage Association, 3.50%, 10/1/47	2,000,000	10/12/17	2,061,719
Federal National Mortgage Association, 3.00%, 10/1/47	61,000,000	10/12/17	61,190,625

38 U.S. Government Income Trust

TBA SALE COMMITMENTS OUTSTANDING at 9/30/17 (proceeds receivable $297,391,172) cont.
	Principal	Settlement
Agency	amount	date	Value
Federal National Mortgage Association, 2.50%, 10/1/47	$6,000,000	10/12/17	$5,807,344
Government National Mortgage Association, 4.00%, 10/1/47	15,000,000	10/23/17	15,794,532
Total			$296,531,799

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/17
		Upfront
		premium				Unrealized
		received	Termination	Payments	Payments	appreciation/
Notional amount	Value	(paid)	date	made by fund	received by fund	(depreciation)
$52,355,700	$384,814	$(105,092)	10/3/27	2.201% —	3 month USD-	$314,704
				Semiannually	LIBOR-BBA —
					Quarterly
52,355,700	153,402	(89,385)	10/3/27	2.2495% —	3 month USD-	64,017
				Semiannually	LIBOR-BBA —
					Quarterly
52,355,700	196,334	(89,385)	10/3/27	2.2405% —	3 month USD-	106,949
				Semiannually	LIBOR-BBA —
					Quarterly
650,826,900	125,610 E	(26,642)	12/20/19	1.80% —	3 month USD-	98,968
				Semiannually	LIBOR-BBA —
					Quarterly
24,832,800	2,533 E	(13,020)	12/20/22	3 month USD-	2.05% —	(10,487)
				LIBOR-BBA —	Semiannually
				Quarterly
105,634,400	599,475 E	(513,145)	12/20/27	2.25% —	3 month USD-	86,328
				Semiannually	LIBOR-BBA —
					Quarterly
24,795,800	223,832 E	256,871	12/20/47	3 month USD-	2.50% —	33,039
				LIBOR-BBA —	Semiannually
				Quarterly
19,384,000	20,780	(141)	10/2/27	2.2935% —	3 month USD-	(20,920)
				Semiannually	LIBOR-BBA —
					Quarterly
37,443,000	42,722 E	(306)	10/17/27	2.30% —	3 month USD-	(43,028)
				Semiannually	LIBOR-BBA —
					Quarterly
12,565,400	12,251 E	(103)	11/1/27	2.304% —	3 month USD-	(12,354)
				Semiannually	LIBOR-BBA —
					Quarterly
Total		$(580,348)				$617,216

E Extended effective date.

U.S. Government Income Trust 39

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Bank of America N.A.
$308,415	$315,441	$—	1/12/41	4.00% (1 month	Synthetic TRS	$9,988
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
151,977	155,439	—	1/12/41	4.00% (1 month	Synthetic TRS	4,922
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Barclays Bank PLC
744,555	743,049	—	1/12/40	4.50% (1 month	Synthetic MBX	(357)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
286,264	291,599	—	1/12/42	4.00% (1 month	Synthetic TRS	7,921
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
20,100	20,558	—	1/12/41	4.00% (1 month	Synthetic TRS	651
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
183,639	187,822	—	1/12/41	4.00% (1 month	Synthetic TRS	5,947
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
17,049	17,122	—	1/12/40	5.00% (1 month	Synthetic TRS	269
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
2,184,660	2,177,906	—	1/12/40	4.00% (1 month	Synthetic MBX	(3,834)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
25,638,985	25,559,724	—	1/12/40	4.00% (1 month	Synthetic MBX	(44,992)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
180,085	178,693	—	1/12/39	6.00% (1 month	Synthetic TRS	842
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,621,571	3,610,375	—	1/12/40	4.00% (1 month	Synthetic MBX	(6,355)
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,146	21,992	—	1/12/38	6.50% (1 month	Synthetic TRS	114
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

40 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$9,312	$9,318	$—	1/12/39	(5.50%) 1 month	Synthetic TRS	$(117)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,312	9,318	—	1/12/39	(5.50%) 1 month	Synthetic TRS	(117)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
22,365	22,380	—	1/12/39	(5.50%) 1 month	Synthetic TRS	(280)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
20,687	21,001	—	1/12/40	4.50% (1 month	Synthetic TRS	526
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,741	3,744	—	1/12/39	(5.50%) 1 month	Synthetic TRS	(47)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
25,496,172	25,514,373	—	1/12/41	5.00% (1 month	Synthetic MBX Index	63,047
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
926,264	924,390	—	1/12/40	4.50% (1 month	Synthetic MBX	(444)
				USD-LIBOR) —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
995,265	988,317	—	1/12/38	(6.50%) 1 month	Synthetic TRS	(5,115)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
533,683	534,042	—	1/12/39	5.50% (1 month	Synthetic TRS	6,683
				USD-LIBOR) —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,047,141	3,066,429	—	1/12/39	(6.00%) 1 month	Synthetic MBX	(25,798)
				USD-LIBOR —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
377,646	375,010	—	1/12/38	6.50% (1 month	Synthetic TRS	1,941
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
761,510	768,423	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(15,398)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

U.S. Government Income Trust 41

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC cont.
$224,796	$228,438	$—	1/12/43	3.50% (1 month	Synthetic TRS	$5,546
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,571,742	3,566,169	—	1/12/40	5.00% (1 month	Synthetic MBX	653
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
26,711,221	26,673,381	—	1/12/41	5.00% (1 month	Synthetic MBX	8,641
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
49,619,350	49,766,093	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(260,816)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
14,568,985	14,548,346	—	1/12/41	5.00% (1 month	Synthetic MBX	4,713
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Citibank, N.A.
9,064	9,070	—	1/12/39	(5.50%) 1 month	Synthetic TRS	(114)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
Credit Suisse International
441,187	440,562	—	1/12/41	5.00% (1 month	Synthetic MBX	143
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
9,312	9,318	—	1/12/39	(5.50%) 1 month	Synthetic TRS	(117)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
321,212	327,199	—	1/12/42	4.00% (1 month	Synthetic TRS	8,888
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
195,201	195,340	—	1/12/41	5.00% (1 month	Synthetic MBX Index	483
				USD-LIBOR) —	5.00% 30 year Ginnie
				Monthly	Mae II pools —
Monthly
682,213	688,406	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(13,794)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

42 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Credit Suisse International cont.
$480,963	$493,601	$—	1/12/44	4.00% (1 month	Synthetic TRS	$17,068
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,580	6,686	—	1/12/43	3.50% (1 month	Synthetic TRS	162
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,917,028	1,978,636	—	1/12/45	4.00% (1 month	Synthetic TRS	79,716
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
154,774	159,748	—	1/12/45	4.00% (1 month	Synthetic TRS	6,436
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
146,317	150,794	—	1/12/45	3.50% (1 month	Synthetic TRS	5,774
				USD-LIBOR) —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,066,487	1,094,512	—	1/12/44	4.00% (1 month	Synthetic TRS	37,847
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
762,188	779,550	—	1/12/41	(4.00%) 1 month	Synthetic TRS	(24,684)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
Deutsche Bank AG
12,734	13,023	—	1/12/40	4.00% (1 month	Synthetic TRS	412
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
20,687	21,001	—	1/12/40	(4.50%)1 month	Synthetic TRS	(526)
				USD-LIBOR —	Index 4.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
11,887	11,938	—	1/12/40	5.00% (1 month	Synthetic TRS	188
				USD-LIBOR) —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
223,139	223,559	—	1/12/41	4.50% (1 month	Synthetic MBX Index	766
				USD-LIBOR) —	4.50% 30 year Ginnie
				Monthly	Mae II pools —
Monthly

U.S. Government Income Trust 43

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$605,208	$600,983	$—	1/12/38	6.50% (1 month	Synthetic TRS	$3,110
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
466,878	463,618	—	1/12/38	6.50% (1 month	Synthetic TRS	2,399
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,223,693	1,214,231	—	1/12/39	6.00% (1 month	Synthetic TRS	5,720
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
523,981	520,323	—	1/12/38	6.50% (1 month	Synthetic TRS	2,693
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
710,392	723,632	—	1/12/42	4.00% (1 month	Synthetic TRS	19,657
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
710,392	723,632	—	1/12/42	4.00% (1 month	Synthetic TRS	19,657
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
3,450,951	3,461,156	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(18,140)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
1,296,418	1,300,252	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(6,815)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
445,187	445,487	—	1/12/39	(5.50%) 1 month	Synthetic TRS	(5,575)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
6,765	6,770	—	1/12/39	(5.50%) 1 month	Synthetic TRS	(85)
				USD-LIBOR —	Index 5.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
465,135	461,539	—	1/12/39	6.00% (1 month	Synthetic TRS	2,174
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
450,921	447,773	—	1/12/38	6.50% (1 month	Synthetic TRS	2,317
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly

44 U.S. Government Income Trust

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$609,369	$605,115	$—	1/12/38	6.50% (1 month	Synthetic TRS	$3,132
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
4,727,678	4,741,659	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(24,851)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
175,268	175,787	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(921)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
467,397	468,779	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,457)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
415,952	417,182	—	1/12/38	(6.50%) 1 month	Synthetic MBX	(2,186)
				USD-LIBOR —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
134,241	133,304	—	1/12/38	6.50% (1 month	Synthetic TRS	690
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
616,594	612,289	—	1/12/38	6.50% (1 month	Synthetic TRS	3,169
				USD-LIBOR) —	Index 6.50% 30 year
				Monthly	Fannie Mae pools —
Monthly
816,585	831,804	—	1/12/42	4.00% (1 month	Synthetic TRS	22,596
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
523,190	532,941	—	1/12/42	4.00% (1 month	Synthetic TRS	14,477
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
895,189	888,268	—	1/12/39	6.00% (1 month	Synthetic TRS	4,184
				USD-LIBOR) —	Index 6.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
666,103	672,150	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(13,468)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
Monthly
153,605	158,541	—	1/12/45	4.00% (1 month	Synthetic TRS	6,387
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
Monthly

U.S. Government Income Trust 45

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17 cont.
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
Swap counterparty/		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International cont.
$173,532	$176,344	$—	1/12/43	(3.50%) 1 month	Synthetic TRS	$(4,282)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
807,842	815,303	—	1/12/44	(3.00%) 1 month	Synthetic TRS	(13,807)
				USD-LIBOR —	Index 3.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Chase Bank N.A.
98,056	100,289	—	1/12/41	4.00% (1 month	Synthetic TRS	3,176
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
666,148	672,195	—	1/12/41	(5.00%) 1 month	Synthetic TRS	(13,469)
				USD-LIBOR —	Index 5.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
JPMorgan Securities LLC
719,809	738,724	—	1/12/44	4.00% (1 month	Synthetic TRS	25,544
				USD-LIBOR) —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
57,844	58,781	—	1/12/43	(3.50%) 1 month	Synthetic TRS	(1,427)
				USD-LIBOR —	Index 3.50% 30 year
				Monthly	Fannie Mae pools —
					Monthly
3,046,822	3,103,609	—	1/12/42	(4.00%) 1 month	Synthetic TRS	(84,309)
				USD-LIBOR —	Index 4.00% 30 year
				Monthly	Fannie Mae pools —
					Monthly
Upfront premium received		—		Unrealized appreciation		421,369
Upfront premium (paid)		—		Unrealized depreciation		(594,697)
Total		$—		Total		$(173,328)

46 U.S. Government Income Trust

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/17
		Upfront
		premium	Termina-	Payments	Total return	Unrealized
		received	tion	received (paid)	received by	appreciation/
Notional amount	Value	(paid)	date	by fund	or paid by fund	(depreciation)
$5,116,000	$23,933	$—	7/3/22	(1.9225%) — At	USA Non Revised	$23,933
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,116,000	24,685	—	7/3/27	2.085% — At	USA Non Revised	(24,685)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,869,000	37,116	—	7/5/22	(1.89%) — At	USA Non Revised	37,116
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
5,869,000	48,971	—	7/5/27	2.05% — At	USA Non Revised	(48,971)
				maturity	Consumer Price
					Index-Urban
					(CPI-U) — At
					maturity
Total		$—				$(12,607)

U.S. Government Income Trust 47

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$2,723,333	$—
Mortgage-backed securities	—	247,973,310	—
Purchased options outstanding	—	1,799,447	—
Purchased swap options outstanding	—	15,536,857	—
U.S. government and agency mortgage obligations	—	1,367,562,305	—
U.S. treasury obligations	—	183,703	—
Short-term investments	1,499,050	77,633,636	—
Totals by level	$1,499,050	$1,713,412,591	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Written options outstanding	$—	$(2,013,310)	$—
Written swap options outstanding	—	(15,910,984)	—
Forward premium swap option contracts	—	516,787	—
TBA sale commitments	—	(296,531,799)	—
Interest rate swap contracts	—	1,197,564	—
Total return swap contracts	—	(185,935)	—
Totals by level	$—	$(312,927,677)	$—

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

48 U.S. Government Income Trust

Statement of assets and liabilities 9/30/17

ASSETS
Investment in securities, at value (Notes 1 and 8):
Unaffiliated issuers (identified cost $1,714,860,907)	$1,714,143,591
Affiliated issuers (identified cost $768,050) (Notes 1 and 5)	768,050
Cash	873,217
Interest and other receivables	12,308,324
Receivable for shares of the fund sold	316,090
Receivable for investments sold	19,992,014
Receivable for sales of delayed delivery securities (Note 1)	220,587,625
Receivable for variation margin on centrally cleared swap contracts (Note 1)	17,844,150
Unrealized appreciation on forward premium swap option contracts (Note 1)	2,504,076
Unrealized appreciation on OTC swap contracts (Note 1)	421,369
Prepaid assets	34,500
Total assets	1,989,793,006

LIABILITIES
Payable for investments purchased	16,148,704
Payable for purchases of delayed delivery securities (Note 1)	808,055,905
Payable for variation margin on centrally cleared swap contracts (Note 1)	14,492,146
Payable for shares of the fund repurchased	883,966
Payable for compensation of Manager (Note 2)	267,153
Payable for custodian fees (Note 2)	49,699
Payable for investor servicing fees (Note 2)	242,380
Payable for Trustee compensation and expenses (Note 2)	584,279
Payable for administrative services (Note 2)	3,638
Payable for distribution fees (Note 2)	481,620
Unrealized depreciation on OTC swap contracts (Note 1)	594,697
Unrealized depreciation on forward premium swap option contracts (Note 1)	1,987,289
Written options outstanding, at value (premiums $20,630,593) (Note 1)	17,924,294
TBA sale commitments, at value (proceeds receivable $297,391,172) (Note 1)	296,531,799
Collateral on certain derivative contracts, at value (Notes 1 and 8)	1,455,769
Other accrued expenses	193,276
Total liabilities	1,159,896,614
Net assets	$829,896,392

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$933,867,657
Undistributed net investment income (Note 1)	15,868,081
Accumulated net realized loss on investments (Note 1)	(123,635,770)
Net unrealized appreciation of investments	3,796,424
Total — Representing net assets applicable to capital shares outstanding	$829,896,392

(Continued on next page)

U.S. Government Income Trust 49

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($645,996,311 divided by 50,100,149 shares)	$12.89
Offering price per class A share (100/96.00 of $12.89)*	$13.43
Net asset value and offering price per class B share ($10,735,552 divided by 836,884 shares)**	$12.83
Net asset value and offering price per class C share ($41,652,022 divided by 3,261,316 shares)**	$12.77
Net asset value and redemption price per class M share ($11,452,355 divided by 884,019 shares)	$12.95
Offering price per class M share (100/96.75 of $12.95)†	$13.39
Net asset value, offering price and redemption price per class R share
($17,599,353 divided by 1,379,160 shares)	$12.76
Net asset value, offering price and redemption price per class Y share
($102,460,799 divided by 8,028,869 shares)	$12.76

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

50 U.S. Government Income Trust

Statement of operations Year ended 9/30/17

INVESTMENT INCOME
Interest (including interest income of $2,191 from investments in affiliated issuers) (Note 5)	$30,121,008
Total investment income	30,121,008

EXPENSES
Compensation of Manager (Note 2)	3,481,510
Investor servicing fees (Note 2)	1,529,243
Custodian fees (Note 2)	142,155
Trustee compensation and expenses (Note 2)	52,909
Distribution fees (Note 2)	2,487,390
Administrative services (Note 2)	26,822
Other	439,038
Fees waived and reimbursed by Manager (Note 2)	(2,505)
Total expenses	8,156,562
Expense reduction (Note 2)	(4,208)
Net expenses	8,152,354

Net investment income	21,968,654

Net realized loss on securities from unaffiliated issuers (Notes 1 and 3)	(32,632,713)
Net realized gain on swap contracts (Note 1)	2,922,713
Net realized gain on futures contracts (Note 1)	2,778,242
Net realized gain on written options (Note 1)	14,985,882
Net unrealized depreciation of securities in unaffiliated issuers and TBA sale commitments
during the year	(5,209,685)
Net unrealized appreciation of swap contracts during the year	222,007
Net unrealized depreciation of futures contracts during the year	(449,962)
Net unrealized appreciation of written options during the year	388,666
Net loss on investments	(16,994,850)

Net increase in net assets resulting from operations	$4,973,804

The accompanying notes are an integral part of these financial statements.

U.S. Government Income Trust 51

Statement of changes in net assets

DECREASE IN NET ASSETS	Year ended 9/30/17	Year ended 9/30/16
Operations
Net investment income	$21,968,654	$22,623,816
Net realized loss on investments	(11,945,876)	(18,579,330)
Net unrealized appreciation (depreciation) of investments	(5,048,974)	12,286,471
Net increase in net assets resulting from operations	4,973,804	16,330,957
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(20,995,654)	(22,045,040)
Class B	(294,762)	(334,971)
Class C	(1,118,224)	(1,313,099)
Class M	(340,713)	(343,443)
Class R	(542,102)	(612,432)
Class Y	(3,308,954)	(3,006,765)
Decrease from capital share transactions (Note 4)	(103,126,572)	(115,157,092)
Total decrease in net assets	(124,753,177)	(126,481,885)

NET ASSETS
Beginning of year	954,649,569	1,081,131,454
End of year (including undistributed net investment
income of $15,868,081 and $21,483,412, respectively)	$829,896,392	$954,649,569

The accompanying notes are an integral part of these financial statements.

52 U.S. Government Income Trust

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[Fund_Name] 53

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS				RATIOS AND SUPPLEMENTAL DATA
											Ratio
			Net realized								of net investment
	Net asset value,		and unrealized	Total from	From net			Total return	Net assets,	Ratio of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	investment	Total	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	end of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	turnover (%)
Class A
September 30, 2017	$13.20	.33	(.24)	.09	(.40)	(.40)	$12.89	.67	$645,996	.89[g]	2.53[g]	1,452[d]
September 30, 2016	13.35	.31	(.09)	.22	(.37)	(.37)	13.20	1.70	746,534	.88[f]	2.31[f]	1,272[d]
September 30, 2015	13.70	.30	(.33)	(.03)	(.32)	(.32)	13.35	(.27)	857,238.85		2.20	1,388[d]
September 30, 2014	13.30	.26	.37	.63	(.23)	(.23)	13.70	4.80	863,612.86		1.95	1,346[d]
September 30, 2013	13.69	.16	(.28)	(.12)	(.27)	(.27)	13.30	(.89)	983,687.87		1.22	1,441[e]
Class B
September 30, 2017	$13.14	.23	(.24)	(.01)	(.30)	(.30)	$12.83	(.07)	$10,736	1.62[g]	1.79[g]	1,452[d]
September 30, 2016	13.28	.21	(.07)	.14	(.28)	(.28)	13.14	1.04	14,957	1.61[f]	1.58[f]	1,272[d]
September 30, 2015	13.63	.20	(.33)	(.13)	(.22)	(.22)	13.28	(1.01)	17,272	1.58	1.46	1,388[d]
September 30, 2014	13.23	.17	.36	.53	(.13)	(.13)	13.63	4.05	21,352	1.59	1.23	1,346[d]
September 30, 2013	13.62	.06	(.28)	(.22)	(.17)	(.17)	13.23	(1.64)	27,553	1.60	.48	1,441[e]
Class C
September 30, 2017	$13.08	.23	(.24)	(.01)	(.30)	(.30)	$12.77	(.09)	$41,652	1.64[g]	1.77[g]	1,452[d]
September 30, 2016	13.23	.20	(.07)	.13	(.28)	(.28)	13.08	.97	56,947	1.63[f]	1.56[f]	1,272[d]
September 30, 2015	13.58	.20	(.34)	(.14)	(.21)	(.21)	13.23	(1.02)	68,042	1.60	1.45	1,388[d]
September 30, 2014	13.18	.16	.37	.53	(.13)	(.13)	13.58	4.05	73,828	1.61	1.21	1,346[d]
September 30, 2013	13.57	.06	(.28)	(.22)	(.17)	(.17)	13.18	(1.66)	99,052	1.62	.46	1,441[e]
Class M
September 30, 2017	$13.26	.30	(.25)	.05	(.36)	(.36)	$12.95	.41	$11,452	1.13[g]	2.29[g]	1,452[d]
September 30, 2016	13.40	.27	(.07)	.20	(.34)	(.34)	13.26	1.49	13,059	1.12[f]	2.07[f]	1,272[d]
September 30, 2015	13.75	.27	(.34)	(.07)	(.28)	(.28)	13.40	(.53)	14,451	1.09	1.95	1,388[d]
September 30, 2014	13.34	.23	.38	.61	(.20)	(.20)	13.75	4.58	16,562	1.10	1.71	1,346[d]
September 30, 2013	13.74	.13	(.30)	(.17)	(.23)	(.23)	13.34	(1.22)	19,102	1.11	.98	1,441[e]
Class R
September 30, 2017	$13.07	.29	(.24)	.05	(.36)	(.36)	$12.76	.41	$17,599	1.14[g]	2.28[g]	1,452[d]
September 30, 2016	13.21	.27	(.07)	.20	(.34)	(.34)	13.07	1.52	22,317	1.13[f]	2.06[f]	1,272[d]
September 30, 2015	13.56	.26	(.33)	(.07)	(.28)	(.28)	13.21	(.53)	23,513	1.10	1.94	1,388[d]
September 30, 2014	13.16	.23	.37	.60	(.20)	(.20)	13.56	4.57	32,104	1.11	1.68	1,346[d]
September 30, 2013	13.55	.13	(.29)	(.16)	(.23)	(.23)	13.16	(1.17)	33,159	1.12	.98	1,441[e]
Class Y
September 30, 2017	$13.08	.36	(.25)	.11	(.43)	(.43)	$12.76	.89	$102,461	.64[g]	2.79[g]	1,452[d]
September 30, 2016	13.22	.34	(.07)	.27	(.41)	(.41)	13.08	2.07	100,836	.63[f]	2.56[f]	1,272[d]
September 30, 2015	13.58	.33	(.34)	(.01)	(.35)	(.35)	13.22	(.08)	100,614.60		2.48	1,388[d]
September 30, 2014	13.19	.29	.37	.66	(.27)	(.27)	13.58	5.04	69,154.61		2.19	1,346[d]
September 30, 2013	13.58	.19	(.28)	(.09)	(.30)	(.30)	13.19	(.63)	54,316.62		1.45	1,441[e]

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

54 U.S. Government Income Trust	U.S. Government Income Trust 55

Financial highlights cont.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e Portfolio turnover excludes TBA purchase and sale commitments. Including TBA purchase and sale commitments to conform with current year presentation, the portfolio turnover would have been the following:

Portfolio turnover %
September 30, 2013	1,876%

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waiver, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects an involuntary contractual expense limitation and/or waivers of certain fund expenses in connection with investments in Putnam Government Money Market Fund in effect during the period. As a result of such limitations and/or waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

56 U.S. Government Income Trust

Notes to financial statements 9/30/17

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2016 through September 30, 2017.

Putnam U.S. Government Income Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The goal of the fund is to seek as high a level of current income as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds and securitized debt instruments (such as mortgage-backed investments) that are obligations of the U.S. government, its agencies and instrumentalities and accordingly are backed by the full faith and credit of the United States (e.g., U.S. Treasury bonds and Ginnie Mae mortgage-backed bonds) or by only the credit of a federal agency or government-sponsored entity (e.g., Fannie Mae and Freddie Mac mortgage-backed bonds), and that have short- to long-term maturities. Under normal circumstances, the fund invests at least 80% of its net assets in U.S. government securities. The fund may invest up to 20% of its net assets in mortgage-backed and other asset-backed securities of private (non-governmental) issuers and securities issued by money market funds, in each case rated AAA or its equivalent at the time of purchase by a nationally recognized securities rating agency or, if unrated, that Putnam Management determines to be of comparable quality. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses to a significant extent derivatives, such as futures, options, and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Effective April 1, 2017, purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

U.S. Government Income Trust 57

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments, including mortgage backed securities and short-term investments with remaining maturities of 60 days or less, are valued on the basis of valuations provided by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such service providers use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $61,824,606, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

58 U.S. Government Income Trust

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to hedge treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge term structure risk and for yield curve positioning.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily

U.S. Government Income Trust 59

fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure and for gaining exposure to specific sectors.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

60 U.S. Government Income Trust

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $999,054 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $855,115 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or

U.S. Government Income Trust 61

expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At September 30, 2017, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$83,930,652	$23,083,573	$107,014,225

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $983,576 to decrease undistributed net investment income and $983,576 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$18,707,997
Unrealized depreciation	(33,211,120)
Net unrealized depreciation	(14,503,123)
Undistributed ordinary income	17,546,083
Capital loss carryforward	(107,014,225)
Cost for federal income tax purposes	$1,416,487,088

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.550%	of the first $5 billion,	0.350%	of the next $50 billion,
0.500%	of the next $5 billion,	0.330%	of the next $50 billion,
0.450%	of the next $10 billion,	0.320%	of the next $100 billion and
0.400%	of the next $10 billion,	0.315%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.395% of the fund’s average net assets.

Putnam Management has contractually agreed, through January 30, 2019, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

62 U.S. Government Income Trust

The fund invests in Putnam Government Money Market Fund, an open-end management investment company managed by Putnam Management.  Management fees paid by the fund are reduced by an amount equal to the management fees paid by Putnam Government Money Market Fund with respect to assets invested by the fund in Putnam Government Money Market Fund.  For the reporting period, management fees paid were reduced by $2,505 relating to the fund’s investment in Putnam Government Money Market Fund.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.25% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,197,683	Class R	33,610
Class B	22,103	Class Y	170,376
Class C	84,158	Total	$1,529,243
Class M	21,313

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $4,208 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $630, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”)

U.S. Government Income Trust 63

of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,722,300
Class B	1.00%	*	124,390
Class C	1.00%	1.00%	484,081
Class M	1.00%	†	59,973
Class R	1.00%	0.50%	96,646
Total			$2,487,390

* Equals the weighted average of (i) 0.85% of the net assets of Putnam Limited Duration Government Income Fund attributable to class B shares existing on November 9, 2007; and (ii) 1.00% of all other net assets of Putnam U.S. Government Income Trust attributable to class B shares.

† Equals the weighted average of (i) 0.40% of the net assets of Putnam Limited Duration Government Income Fund attributable to class M shares existing on November 9, 2007; and (ii) 0.50% of all other net assets of Putnam U.S. Government Income Trust attributable to class M shares.

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $13,893 and $80 from the sale of class A and class M shares, respectively, and received $5,907 and $659 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $23 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$20,436,851,200	$20,664,808,948
U.S. government securities (Long-term)	—	—
Total	$20,436,851,200	$20,664,808,948

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class A	Shares	Amount	Shares	Amount
Shares sold	5,295,869	$68,914,529	6,208,351	$82,076,779
Shares issued in connection with
reinvestment of distributions	1,375,658	17,854,551	1,414,780	18,667,793
	6,671,527	86,769,080	7,623,131	100,744,572
Shares repurchased	(13,112,732)	(170,415,461)	(15,312,365)	(202,593,373)
Net decrease	(6,441,205)	$(83,646,381)	(7,689,234)	$(101,848,801)

64 U.S. Government Income Trust

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class B	Shares	Amount	Shares	Amount
Shares sold	37,993	$492,215	93,958	$1,234,977
Shares issued in connection with
reinvestment of distributions	21,517	277,997	24,206	317,925
	59,510	770,212	118,164	1,552,902
Shares repurchased	(361,271)	(4,671,407)	(280,199)	(3,683,893)
Net decrease	(301,761)	$(3,901,195)	(162,035)	$(2,130,991)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class C	Shares	Amount	Shares	Amount
Shares sold	238,702	$3,074,903	706,126	$9,257,100
Shares issued in connection with
reinvestment of distributions	73,459	944,931	83,712	1,094,756
	312,161	4,019,834	789,838	10,351,856
Shares repurchased	(1,404,851)	(18,079,617)	(1,580,571)	(20,688,697)
Net decrease	(1,092,690)	$(14,059,783)	(790,733)	$(10,336,841)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class M	Shares	Amount	Shares	Amount
Shares sold	12,653	$166,981	35,672	$474,083
Shares issued in connection with
reinvestment of distributions	10,718	139,748	10,601	140,510
	23,371	306,729	46,273	614,593
Shares repurchased	(124,101)	(1,618,639)	(140,080)	(1,862,843)
Net decrease	(100,730)	$(1,311,910)	(93,807)	$(1,248,250)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class R	Shares	Amount	Shares	Amount
Shares sold	504,750	$6,485,311	716,068	$9,369,235
Shares issued in connection with
reinvestment of distributions	30,353	389,967	34,071	445,051
	535,103	6,875,278	750,139	9,814,286
Shares repurchased	(863,743)	(11,114,026)	(822,330)	(10,746,728)
Net decrease	(328,640)	$(4,238,748)	(72,191)	$(932,442)

	YEAR ENDED 9/30/17		YEAR ENDED 9/30/16
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,515,762	$45,217,141	3,303,972	$43,251,849
Shares issued in connection with
reinvestment of distributions	212,621	2,731,470	214,432	2,802,491
	3,728,383	47,948,611	3,518,404	46,054,340
Shares repurchased	(3,411,292)	(43,917,166)	(3,415,073)	(44,714,107)
Net increase	317,091	$4,031,445	103,331	$1,340,233

U.S. Government Income Trust 65

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 9/30/16	cost	proceeds	income	of 9/30/17
Short-term investments
Putnam Government
Money Market Fund*	$5,000,000	$3,209,350	$7,441,300	$2,191	$768,050
Total Short-term
investments	$5,000,000	$3,209,350	$7,441,300	$2,191	$768,050

* Management fees incurred through investment in Putnam Government Money Market Fund have been waived by the fund (Note 2). There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased TBA commitment option contracts (contract amount)	$378,500,000
Purchased swap option contracts (contract amount)	$3,114,600,000
Written TBA commitment option contracts (contract amount)	$468,900,000
Written swap option contracts (contract amount)	$3,175,300,000
Futures contracts (number of contracts)	30
Centrally cleared interest rate swap contracts (notional)	$872,200,000
OTC total return swap contracts (notional)	$227,600,000
Centrally cleared total return swap contracts (notional)	$5,100,000

66 U.S. Government Income Trust

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Investments,
Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	$21,819,946*	Unrealized depreciation	$20,879,520*
Total		$21,819,946		$20,879,520

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Interest rate contracts	$(3,638,884)	$2,778,242	$2,922,713	$2,062,071
Total	$(3,638,884)	$2,778,242	$2,922,713	$2,062,071

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not
accounted for as
hedging instruments
under ASC 815	Options	Futures	Swaps	Total
Interest rate contracts	$2,959	$(449,962)	$222,007	$(224,996)
Total	$2,959	$(449,962)	$222,007	$(224,996)

U.S. Government Income Trust 67

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	Citibank, N.A.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Total
Assets:
Centrally cleared interest rate swap contracts§	$—	$—	$ 17,823,255	$—	$—	$—	$—	$—	$—	$—	$ 17,823,255
OTC Total return swap contracts*#	14,910	107,494	—	—	156,517	1,366	112,362	—	3,176	25,544	421,369
Centrally cleared total return swap contracts§	—	—	20,895	—	—	—	—	—	—	—	20,895
Forward premium swap option contracts#	1,238,585	942	—	297,643	—	—	108,221	—	858,685	—	2,504,076
Purchased swap options**#	2,412,420	—	—	2,910,474	4,287,571	—	1,780,106	—	4,146,286	—	15,536,857
Purchased options**#	—	—	—	—	—	—	—	—	1,799,447	—	1,799,447
Repurchase agreements**	—	—	—	—	—	—	—	60,612,000	—	—	60,612,000
Total Assets	$3,665,915	$108,436	$17,844,150	$3,208,117	$4,444,088	$1,366	$2,000,689	$60,612,000	$6,807,594	$25,544	$98,717,899
Liabilities:
Centrally cleared interest rate swap contracts§	—	—	14,480,993	—	—	—	—	—	—	—	14,480,993
OTC Total return swap contracts*#	—	363,670	—	114	38,595	526	92,587	—	13,469	85,736	594,697
Centrally cleared total return swap contracts§	—	—	11,153	—	—	—	—	—	—	—	11,153
Forward premium swap option contracts#	850,729	308,376	—	90,314	—	—	201,015	—	536,855	—	1,987,289
Written swap options#	2,187,291	—	—	3,229,024	4,279,705	—	1,863,137	—	4,351,827	—	15,910,984
Written options#	—	—	—	—	—	—	—	—	2,013,310	—	2,013,310
Reverse repurchase agreements	—	—	—	—	—	—	—	—	—	—	—
Total Liabilities	$3,038,020	$672,046	$14,492,146	$3,319,452	$4,318,300	$526	$2,156,739	$—	$6,915,461	$85,736	$34,998,426
Total Financial and Derivative Net Assets	$627,895	$(563,610)	$3,352,004	$(111,335)	$125,788	$840	$(156,050)	$60,612,000	$(107,867)	$(60,192)	$63,719,473
Total collateral received (pledged)†##	$627,895	$(563,610)	$—	$581,000	$125,788	$—	$(120,734)	$60,612,000	$(107,867)	$—
Net amount	$—	$—	$3,352,004	$(692,335)	$—	$840	$(35,316)	$—	$—	$(60,192)
Controlled collateral received (including
TBA commitments)**	$724,769	$—	$—	$581,000	$150,000	$—	$—	$—	$—	$—	$1,455,769
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$61,824,606	$—	$—	$61,824,606
Collateral (pledged) (including TBA commitments)**	$—	$(565,753)	$—	$—	$—	$—	$(120,734)	$—	$(168,628)	$—	$(855,115)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on centrally cleared swaps, which is not included in the table above, amounted to $11,601,339.

68 U.S. Government Income Trust	U.S. Government Income Trust 69

Federal tax information (Unaudited)

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $21,449,602 of distributions paid as qualifying to be taxed as interest-related dividends, and no amount to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2018 will show the tax status of all distributions paid to your account in calendar 2017.

70 U.S. Government Income Trust

# About the Trustees

## INDEPENDENT TRUSTEES

### Liaquat Ahamed

*Born 1952, Trustee since 2012*

**Principal occupations during past five years:** Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World,* whose articles on economics have appeared in such publications as the *New York Times, Foreign Affairs,* and the *Financial Times.* Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

**Other directorships:** The Rohatyn Group, an emerging-market fund complex that manages money for institutions

### Ravi Akhoury

*Born 1947, Trustee since 2009*

**Principal occupations during past five years:** Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

**Other directorships:** RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

### Barbara M. Baumann

*Born 1955, Trustee since 2010*

**Principal occupations during past five years:** President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

**Other directorships:** Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

### Jameson A. Baxter

*Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011*

**Principal occupations during past five years:** President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

### Katinka Domotorffy

*Born 1975, Trustee since 2012*

**Principal occupations during past five years:** Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

**Other directorships:** Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

### Catharine Bond Hill

*Born 1954, Trustee since 2017*

**Principal occupations during past five years:** Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

**Other directorships:** Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

U.S. Government Income Trust 71

**Paul L. Joskow**

*Born 1947, Trustee since 1997*

**Principal occupations during past five years:** Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance. Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT.

**Other directorships:** Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

**Kenneth R. Leibler**

*Born 1949, Trustee since 2006 and Vice Chair since 2016*

**Principal occupations during past five years:** Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the trading of derivative securities. Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston, Massachusetts. Director of Beth Israel Deaconess Care Organization. Until November 2010, director of Ruder Finn Group, a global communications and advertising firm.

**Other directorships:** Eversource Corporation, which operates New England's largest energy delivery system

**Robert E. Patterson**

*Born 1945, Trustee since 1984*

**Principal occupations during past five years:** Co-Chairman of Cabot Properties, Inc., a private equity firm investing in commercial real estate, and Chairman or Co-Chairman of the Investment Committees for various Cabot Funds. Past Chairman and Trustee of the Joslin Diabetes Center.

**George Putnam, III**

*Born 1951, Trustee since 1984*

**Principal occupations during past five years:** Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services. Founder and President of New Generation Advisors, LLC, a registered investment advisor to private funds. Director of The Boston Family Office, LLC, a registered investment advisor.

**Manoj P. Singh**

*Born 1952, Trustee since 2017*

**Principal occupations during past five years:** Until 2015, Chief Operating Officer and Global Managing Director at Deloitte Touche Tohmatsu, Ltd., a global professional services organization. Served on the Deloitte U.S. Board of Directors and the boards of Deloitte member firms in China, Mexico, and Southeast Asia.

**Other directorships:** Director of Abt Associates, a global research firm focused on health, social and environmental policy, and international development. Trustee of Carnegie Mellon University. Trustee of Rubin Museum of Art. Director of Pratham USA, an organization dedicated to children's education in India. Member of the Advisory Board of Altimetrik, a business transformation and technology solutions firm. Director of DXC Technology, a global IT services and consulting company

## INTERESTED TRUSTEE

**Robert L. Reynolds***

*Born 1952, Trustee since 2008 and President of the Putnam Funds since 2009*

**Principal occupations during past five years:** President and Chief Executive Officer of Putnam Investments since 2008 and, since 2014, President and Chief Executive Officer of Great-West Financial, a financial services company that provides retirement savings plans, life insurance, and annuity and executive benefits products, and of Great-West Lifeco U.S. Inc., a holding company that owns Putnam Investments and Great-West Financial. Prior to joining Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity Investments from 2000 to 2007.

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2017, there were 106 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

72 U.S. Government Income Trust

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

U.S. Government Income Trust 73

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Blend	Value
Capital Opportunities Fund	Convertible Securities Fund
Capital Spectrum Fund	Equity Income Fund
Emerging Markets Equity Fund	International Value Fund
Equity Spectrum Fund	Multi-Cap Value Fund
Europe Equity Fund	Small Cap Value Fund
Global Equity Fund
International Capital Opportunities Fund	Income
International Equity Fund	American Government Income Fund
Investors Fund	Diversified Income Trust
Low Volatility Equity Fund	Emerging Markets Income Fund
Multi-Cap Core Fund	Floating Rate Income Fund
Research Fund	Global Income Trust
Government Money Market Fund*
Global Sector	High Yield Fund
Global Consumer Fund	Income Fund
Global Financials Fund	Money Market Fund†
Global Health Care Fund	Short Duration Income Fund
Global Industrials Fund	U.S. Government Income Trust
Global Natural Resources Fund
Global Sector Fund	Tax-free Income
Global Technology Fund	AMT-Free Municipal Fund
Global Telecommunications Fund	Intermediate-Term Municipal Income Fund
Global Utilities Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Growth	Tax-Free High Yield Fund
Growth Opportunities Fund
International Growth Fund	State tax-free income funds‡:
Multi-Cap Growth Fund	California, Massachusetts, Minnesota,
Small Cap Growth Fund	New Jersey, New York, Ohio, and Pennsylvania.

74 U.S. Government Income Trust

Absolute Return	Asset Allocation
Absolute Return 100 Fund®	George Putnam Balanced Fund
Absolute Return 300 Fund®
Absolute Return 500 Fund®	Dynamic Asset Allocation Balanced Fund
Absolute Return 700 Fund®	Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Putnam PanAgora**	Dynamic Risk Allocation Fund
Putnam PanAgora Managed Futures Strategy
Putnam PanAgora Market Neutral Fund	Retirement Income Fund Lifestyle 1
Putnam PanAgora Risk Parity Fund
RetirementReady® 2060 Fund
RetirementReady® 2055 Fund
RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
RetirementReady® 2040 Fund
RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
RetirementReady® 2025 Fund
RetirementReady® 2020 Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

‡ Not available in all states.

** Sub-advised by PanAgora Asset Management.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

U.S. Government Income Trust 75

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

76 U.S. Government Income Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisor	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
57–59 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1LD	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	Manoj P. Singh	Assistant Treasurer
One Post Office Square
Boston, MA 02109	Officers	Mark C. Trenchard
	Robert L. Reynolds	Vice President and
Custodian	President	BSA Compliance Officer
State Street Bank
and Trust Company	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Legal Counsel	Principal Executive Officer,	Proxy Voting and Corporate
Ropes & Gray LLP	and Compliance Liaison	Governance, Assistant Clerk,
and Assistant Treasurer
Independent Registered Public	Robert T. Burns
Accounting Firm	Vice President and	Denere P. Poulack
KPMG LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam U.S. Government Income Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

AN038 308149 11/17

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2017	$142,007	$ —	$5,288	$ —
September 30, 2016	$132,542	$ —	$5,150	$ —

For the fiscal years ended September 30, 2017 and September 30, 2016, the fund's independent auditor billed aggregate non-audit fees in the amounts of $5,288 and $5,150 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2017	$ —	$ —	$ —	$ —
September 30, 2016	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam U.S. Government Income Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2017

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: November 28, 2017